UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: March 22, 2005
(Date of earliest event reported: March 22, 2005)

CENTURY CASINOS, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	0-22290	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1263 Lake Plaza Drive Suite A, Colorado Springs, CO	80906
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On March 22, 2005, Century Casinos, Inc. (“CCI”), entered into an Employment Agreement with Mr. Larry Hannappel (“Employee”). The agreement is effective in all respects as of January 1, 2005 and will continue until terminated in accordance with the provisions of the agreement. Employee’s main duties on behalf of CCI as of the effective date shall be to act as Senior Vice President of CCI.  Compensation of the employee is identified in paragraph 6 of the Employment Agreement.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
10.147 Employment Agreement by and between Century Casinos, Inc. and Mr. Larry Hannappel, Dated March 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Century Casinos, Inc.
(Registrant)

Date: March 28, 2005	by: /s/ Raymond W. Sienko
Raymond W. Sienko, Chief Accounting Officer